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                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint David A. Spina, Ronald E. Logue, John R. Towers and Maureen Scannell Bateman, and each of them, as attorney and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Annual Report on Form 10-K (the "Form 10-K") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust") for the fiscal year ended December 31, 2001, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust comply with the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which togther shall consititute one and the same document.

               Withness our hands as of March 21, 2002.

               Signature                             Capacity
               ---------                             --------

                             *
               ____________________________   Director of State Street Bank
               Tenley E. Albright, M.D.       and Trust Company

                             *
               ____________________________   Director of State Street Bank
               I. MacAllister Booth           and Trust Company


               ____________________________   Director of State Street Bank
               Truman S. Casner               and Trust Company

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               ____________________________ Director of State Street Bank
               Nader F. Darehshori          and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Arthur L. Goldstein          and Trust Company

                           *
               ____________________________ Director of State Street Bank
               David P. Gruber              and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Linda A. Hill                and Trust Company


               ____________________________ Director of State Street Bank
               John M. Kucharski            and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Charles R. LaMantia          and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Ronald E. Logue              and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Dennis J. Picard             and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Richard P. Sergel            and Trust Company

                           *
               ____________________________ Director of State Street Bank
               David A. Spina               and Trust Company

                           *
               ____________________________ Director of State Street Bank
               Gregory L. Summe             and Trust Company


               ____________________________ Director of State Street Bank
               Diana Chapman Walsh          and Trust Company